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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 FORM 8-K/A-1


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 27, 2000
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                             BOPPERS HOLDINGS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



          NEVADA                      0-30717                 880409261
---------------------------     ------------------     -----------------------
(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File Number)           Identification No.)



            437 MADISON AVENUE, 39TH FLOOR, NEW YORK, NEW YORK 10022
           ----------------------------------------------------------
                    (Address of principal executive offices)


         Registrant's telephone number, including area code 212-753-5711
                                                            ------------


              1801 EAST TROPICANA, SUITE 9, LAS VEGAS, NEVADA 89119
              -----------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  On October 20, 2000, Boppers Holdings, Inc., a Nevada corporation (the "Company"), Boppers Acquisition Corp. a newly formed Nevada corporation and wholly owned subsidiary of the Company ("BAC"), and e Smart Systems, Inc., a Nevada corporation ("eSmart") and wholly owned subsidiary of Intermarket Ventures, Inc., a Utah corporation ("IVI"), entered into an Agreement and Plan of Merger (the "Agreement"). Pursuant to the terms of the
Agreement: (i) the Company acquired all of the issued and outstanding shares of Common Stock of eSmart; (ii) BAC merged with and into eSmart such that eSmart was the survivor; (iii) eSmart became a wholly owned subsidiary of the Company; and (iv) IVI, the sole shareholder of eSmart, acquired control of the Company as described below.

                  Prior to the consummation of the transactions contemplated by the Agreement, the Company had 200,000,000 authorized shares of Common Stock, par value $.001 per share (the "Common Stock"), 20,000,000 authorized shares of Preferred Stock, par value $.001 per share and 3,501,000 issued and outstanding shares of Common Stock. Pursuant to the Agreement, the Company: (i) issued 58,600,000 shares of its Common Stock to IVI in exchange for 58,600,000 shares of eSmart's common stock, par value $.001 per share, owned of record by IVI; and
(ii) converted warrants to purchase an aggregate of 2,900,000 shares of the Company's Common Stock at $10.00 per share (the "Warrants") into warrants to purchase an aggregate of 2,900,000 shares of eSmart's common stock at $10.00 per share and owned of record by IVI. The foregoing caused a change in the control of the Company.

                  On November 27, 2000 (the "Effective Date"), T.J.Jesky and Skyelan Rose resigned as directors and, respectively, the President and Secretary of the Company and John D. Phelan was elected as the sole director and officer of the Company on an interim basis as described below. Mr. Phelan is the Vice President of Business Affairs at IVI and the son of Mary Grace, the President of IVI.

                  Pursuant to the terms and conditions of a Cooperation Agreement, dated August 27, 2000 (the "Cooperation Agreement"), by and among eSmart, IVI and Sino- Overseas Construction Information Company, Ltd. ("SCI"), a corporation organized under the laws of the People's Republic of China (collectively, the "Parties"), the Parties agreed, inter alia, that when eSmart merged with a publicly owned company, the board of directors of eSmart would have nine members comprised as follows: three directors nominated by IVI; three directors nominated by SCI; and three independent directors nominated jointly by IVI and SCI. Upon the nomination and election of the individuals who will serve on the nine member board of directors, which is anticipated to occur within the next three months, Mr. Phelan will resign as the sole director and officer of eSmart.

                  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Effective Date by: (i) the sole director of the Company; (ii) the sole executive officer of the Company (as that term is defined in item


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402(a)(3) of Regulation S-B); (iii) each person who will be the beneficial owner of more than five percent of the Company's Common Stock; and (iv) the sole director and sole executive officer as a group. All share ownership listed in the table is direct, unless otherwise indicated.

Name and Address
of Shares of                                         Amount of             Percent
Beneficial Owner                                   Shares Owned            of Class
----------------                                   ------------            --------
Intermarket Ventures, Inc.                         58,600,000(1)             94.3(1)
7225 Bermuda Rd.
Suite C
Las Vegas, Nevada 89119

John D. Phelan
437 Madison Avenue
39th Floor
New York, New York 10022                               0(2)                   0%(2)

Sole Director and Sole Executive
Officer
as a group (1 Person)                                    0                     0%

----------------------

(1) Pursuant to a Share Transfer Agreement dated August 27, 2000, as amended, between SCI and IVI (the "Share Transfer Agreement"), IVI is obligated to transfer to SCI 29,250,000 of its shares of Common Stock of the Company. Pursuant to the terms and conditions of the Share Transfer Agreement, the share transfer is contingent upon: (i) the establishment of the joint venture between SCI and IVI hereinafter described (the "Venture"); (ii) the Venture being issued a business license by an authorized entity of the People's Republic of China; and (iii) the Venture complying with the other terms and conditions of the Share Transfer Agreement. There can be no assurance that all of the terms and conditions will be satisfied. In addition, SCI and IVI agreed that (i) all shares of the Company's Common Stock owned by either of them shall be restricted from sale, transfer or hypothecation for a period of three years from the date of receipt by SCI and (ii) neither SCI nor IVI will acquire shares of the Company on the market without the advance written consent of the other party.

(2) On November 6, 2000, the Company filed a Schedule 14f-1 in which it incorrectly reported that John D. Phelan owned 200,000 options to purchase shares of Common Stock of the Company and had a .003% percent interest in the Company. Mr. Phelan (i) owns no shares of Common Stock of the Company, (ii) owns no convertible securities to purchase shares of Common Stock of the Company and
(iii) disclaims beneficial ownership of the shares of Common Stock of the Company owned by IVI. On November 1, 2000, Mr. Phelan


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was granted a five (5) year option to purchase 200,000 shares of Common Stock of
IVI at an exercise price of $4 per share.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On the Effective Date, the Company consummated the acquisition of eSmart in a merger transaction in accordance with the Agreement described in
Item 1 above. Pursuant to the Agreement, (i) the Company acquired all of the issued and outstanding shares of Common Stock of eSmart in consideration for issuing 58,600,000 shares of the Common Stock of the Company to the sole stockholder of eSmart and (ii) eSmart became a wholly owned subsidiary of the Company. See Item 1 above for additional information regarding this transaction.

         The following is a brief description of the Company's new business.

GENERAL

         The Company, through its newly acquired, wholly-owned subsidiary, eSmart , is the exclusive licensee of technology utilized in a multi-application smart card system for use in the territory of the Peoples Republic of China ("China"). The smart card technology was developed by, and is licensed from, IVI, formerly the sole stockholder of eSmart (and currently a principal stockholder of the Company).

         The licensed smart card technology is an highly secure, end-to-end system based upon a number of proprietary techniques and centered around a unique, network enabled, multi-application, multi-processor smart card with an on-card, bio-metric sensor that reads a user's fingerprint before authorizing a transaction or transferring information (the "eSmart Technology" or the "eSmart Card"). Unlike other smart cards that have finger print sensors on board, the eSmart Card fingerprint sensor is not effected by either dry conditions or wet conditions and will give an equally accurate reading in the middle of a desert or in a driving rainstorm. eSmart believes that the eSmart Technology is not subject to credit card type fraud and that for all practical purposes, the eSmart Card is counterfeit proof.

         The eSmart Card works with a reader that requires a physical contact or with a reader that works without physical contact (wireless). The eSmart Technology has many other security advantages over ordinary systems including true end to end use of a digital ID for each user that can be activated only by the proper fingerprint of the correct user. This system affords true protection of confidential personal user information, protecting it at all times while in transit from unauthorized eyes.

         In addition, the eSmart Card is a multi-application smart card that, among other things, enables a consumer to use one card to conduct numerous types of transactions. The eSmart Card can function as a standalone electronic purse or a network connected, bank debit card and


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a credit card. The card can be used for, among other things: payment of retail purchases, in person, or over the internet; payment of taxi and public transportation fares (buses and subways); electricity, water and gas (utility) payments; the payment of car parking fees, telephone call charges, and tickets to public events; as well as for payment of medical services, and fines. In addition, the eSmart Card can function as a door security access key, an identification card, a medical records file and a driver's license. In fact, the eSmart Card can function in just about any situation that calls for payment or identification or access to an area or a data base.

         The eSmart Technology to be implemented by the Company is designed to enable consumers across China to handle their daily transactions with one card - the eSmart Card - permeating and simplifying as many aspects of daily life as possible.

         China's government, central and local, is actively encouraging the development of such a one-card pass system.


CHINA JOINT VENTURE

         The Company is a 50% shareholder in a Chinese joint venture created to institute the eSmart Technology throughout China. This joint venture is being implemented through what is known as "a Sino-Foreign Joint Venture Company" that has been newly formed in China and named "e-Smart City Card Co., Ltd." ("eSmart China"). By complying with the provisions of the Chinese Sino-Foreign Joint Ventures Laws, the Company is afforded many legal protections in China for its investment in China as well as the ability to repatriate its capital and its profits in accordance with such laws.

         On or about September 12, 2000, the prospective joint venture received the "Certificate of Approval for the Establishment of Enterprises with Foreign Investment in the People's Republic of China" from the Beijing branch of the China Ministry of Foreign Trade and Economic Cooperation (MOFTEC) and on September 21, 2000, eSmart China received a temporary business license (the "Business License") (pending completion of all financial and legal formalities) permitting it to commence legal operations from the China State Industrial and Commercial Administration. The Business License allows eSmart China to engage in the following operations: "Development and production of smart cards, readers and intelligent digital software and hardware; smart card application system integration; technology development, support and training for network and e-commerce; system integration, operation and management of smart card data centers; sale of self-produced production, providing after-sale service and maintenance, technical support and training."

eSmart China is owned as follows:


         o ESMART: eSmart, a wholly-owned subsidiary of the Company, holds a 50% share in eSmart China.

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         o        SINO-OVERSEAS CONSTRUCTION INFORMATION, CO. LTD. ("SCI"): SCI
                  owns a 25% share in eSmart China. It is a Chinese company primarily owned and directly subordinated to the Ministry of Construction ("MOC"), one of the largest ministries in China. MOC is the regulator of all smart cards and applications used in China's construction areas and has appointed SCI as the implementing company to promote the use of smart cards throughout China.

         o INTERMARKET VENTURES INC. ("IVI"): IVI holds a 25% share in eSmart China. IVI developed the technology licensed to eSmart for use in the Super Smart Card System and, at present, owns over 90% of the issued and outstanding stock of the Company. (For more information about the ownership of the Company, see footnote 1 to the beneficial ownership table in Item 1 above.)

         The three owners of eSmart China; eSmart, SCI and IVI are parties to a Joint Venture Contract dated August 27, 2000 (the "JV Agreement") which sets forth each party's rights and obligations with respect to the capital, development and management of eSmart China.

         Pursuant to the terms of the JV Agreement, eSmart is obligated to contribute $22 million dollars (the "eSmart Capital")and IVI is obligated to contribute $7 million dollars (the "IVI Capital") to eSmart China. All of the eSmart Capital, as well as the IVI Capital is being provided by IVI. IVI is funding both of these obligations through the sale of securities held in its portfolio.

         In addition to the capital contributions to eSmart China, eSmart and IVI will (i) provide technical and other support to eSmart China for research, development, production and marketing, (ii) assist with the selection and installation of equipment, (iii) assist with the selection and purchase of raw and other materials, (iv) train personnel recruited by eSmart China and (v) cooperate in all relevant matters required for the operation of eSmart China.

         SCI will not make a cash capital contribution to eSmart China but will contribute valuable intangible rights such as marketing channels, experience and reputation. SCI has been marketing smart card concepts throughout China for several years. eSmart China will be the beneficiary of this marketing effort. Moreover, SCI's parent, the MOC, has arranged for companies that implement its smart card program to receive favorable lines of credit from one of China's largest commercial banks to pay for the goods, software and services required to install smart card technology. By virtue of the joint venture, eSmart China will benefit from these lines of credit as such lines will finance the installation of the eSmart Technology by its customers up to an aggregate total of the equivalent of U.S.$ 650 million.


         In addition, the JV Agreement provides that SCI will perform the following specific services for eSmart China: (i) assist to lease office space and equipment, (ii) assist in the design and the construction of engineering facilities and the purchase of manufacturing equipment for these facilities,
(iii) assist in the purchase of raw and other materials, (iv) provide communication and transportation services, (v) apply for all licenses, certificates, registrations and other

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necessary governmental approvals, (vi) recruit managerial, technical and other personnel and assist foreign personnel with obtaining necessary work licenses,
(vii) negotiate agreements with third parties and (viii) devote all resources at its disposal for the implementation of the eSmart Technology in China.

         The JV Agreement specifies that the board of directors of eSmart China (the "eSmart China Board") will have eight (8) members, four (4) members appointed by SCI and four (4) members appointed by IVI. The Articles of Association (similar to the By-Laws of a U.S. Company) of eSmart China provide, among other things, that: (i) certain enumerated fundamental issues, such as amendments to the Joint Venture Agreement or the disposition of property outside the normal course of business or any transfer of ownership in eSmart China, and other similar fundamental issues, can only be changed by unanimous consent of the eSmart China Board, (ii) all other resolutions of the eSmart China Board require the consent of at least six (6) directors to pass and (iii) the chief financial officer of eSmart China will be appointed by IVI and appointed by the eSmart China Board.


MISSION

         The mission of eSmart China is to create "digital cities" that utilize the convergence of telecommunications networks and the new service possibilities created therefrom to enhance the quality of life of ordinary people through the unifying medium of the "eSmart Card". To accomplish this mission, eSmart China will build upon the years of ground work already made by SCI to bring its eSmart Technology to China and through the medium of its China Joint Venture, together with the help of its partners, integrate and manage the eSmart Card System, city by city, across China.

         eSmart China anticipates generating revenue by presenting a comprehensive and user-friendly transaction system to the public, that uses one card - the eSmart Card - to perform numerous everyday transactions and tasks. The Company believes that the tremendous convenience offered by the eSmart Card will be very attractive to Chinese consumers. Waiting in lines to pay bills, carrying a lot of cash, forgetting your pin number, needing 10 different cards and remembering which card is for which function; all of these problems are eliminated by the eSmart Card. Upon full implementation of the eSmart system, China will have what is perhaps the most advanced and secure payment system in general use in the world today.

eSmart China will have three (3) principal sources of revenues:

         - Hardware and Software: system integration and equipment sales (e.g. cards, card readers, software, management systems, etc.)and system maintenance; and

         - Transaction: a reasonable percentage will be charged upon each transaction of each card; and

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         -        Ancillary Business: advertisement, interest income.

         Specifically, revenues may be generated from the following sources:

         1. SYSTEM INTEGRATION. Integration of the system for various entities in different cities such as public transportation agencies (e.g. buses and subways), private transportation entities (taxi cab companies), parking lots, hospitals, banks, etc.

         2. CARD SALES. Sales of eSmart Cards to be distributed to consumers.

         3. CARD READER SALES. Sales of Card readers for distribution to all places where the eSmart Card is used.

         4. SERVICE FEES. Fees earned to maintain the eSmart Card System from each participating agency and company.

         5. TRANSACTION FEES. Fees charged for each transaction conducted through the eSmart Card System.

         6. ADVERTISEMENT. Fees for use of the "Pocket Billboard", that is use of eSmart Cards' physical surfaces for advertisement.


MARKETING PLAN

         eSmart China by virtue of its association with SCI and the MOC enjoys a unique business model for a newly established company. eSmart China intends to capitalize on the market channels already established in 17 cities by SCI by supplying these cities with the eSmart Technology on a roll out schedule mutually agreeable to all parties. Despite this jump start, eSmart China's management team considers marketing and promotion to be its most important task and an important accelerator of its business success. eSmart China's marketing team is focusing on signing agreements with as many cities as possible in order to establish the broadest possible transaction network in the shortest possible time.


For the consumer, the more cities and the more industries participating, the greater the consumer's convenience. Because the Super Smart Card is trans-industry and trans-area, management believes that convenience to consumers will be a significant factor in attracting more users. The Company's success is dependent upon eSmart China's success and profitability. After the payment of all proper expenses, taxes and the retention of prudent reserves, eSmart China intends to distribute excess profits, if any, to the Joint Venture Partners. The Company, through eSmart, will receive 50% of cash distributions of eSmart China if, as and when they occur.

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ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements. The Financial Statements relating to the transaction described in Items 1 and 2 are not included herewith and will be filed as an amendment to this report on or before February 12, 2001.

         (b) Pro Forma Financial Information. The pro forma financial information relating to the transaction described in Items 1 and 2 is not included herewith and will be filed as an amendment to this report on or before February 12, 2001.

         (c) The following exhibits are filed herewith:

             Exhibit 2 - Merger Agreement*
             Exhibit 99.1 - Joint Venture Contract
             Exhibit 99.2 - Articles of Association
             Exhibit 99.3 - Exclusive Use Agreement
             Exhibit 99.4 - Cooperation Agreement
             Exhibit 99.5 - Share Transfer Agreement
             Exhibit 99.6 - Supplementary Agreement to the Stock Transfer Agreement and Cooperation Agreement

* Previously Filed

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          BOPPERS HOLDINGS, INC.



                                          By:/s/ JOHN D. PHELAN
                                             -----------------------------
                                                 John D. Phelan, President


Dated:  December 13, 2000


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